UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 13, 2016

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 (Other Events)

During IBM’s investor briefing on February 25, 2016, senior management discussed a number of changes to its management system and organizational structure as it evolves into a cognitive solutions and cloud platform company. These changes, which were effective January 2016, impacted the company’s reportable segments, but did not impact the Consolidated Financial Statements. On March 31, 2016, the company provided additional information about these changes and certain related historical financial data on a Form 8-K and on its Investor Relations website. Previously reported segment information has now been recast for all periods presented in Exhibit 99.1 to reflect the new reporting segments.

Exhibit 99.1 of this Form 8-K contains the Management Discussion, Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements, Notes to Consolidated Financial Statements, Selected Financial Data, and Consent of Independent Registered Public Accounting Firm. Certain of the Notes to Consolidated Financial Statements were updated as applicable to reflect the recast contained herein, including Note T, “Segment Information”. Except as specifically set forth in Exhibit 99.1, the information in the attached exhibits do not reflect any other events occurring after IBM filed its Form 10-K on February 23, 2016 for the year ended December 31, 2015. For a discussion of events and developments subsequent to February 23, 2016, please refer to the reports and other information that IBM has filed with the Securities and Exchange Commission, including IBM’s Form 10-Q for the period ended March 31, 2016.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1

Updates, as applicable, to the Management Discussion, Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements, Notes to Consolidated Financial Statements and Consent of Independent Registered Public Accounting Firm from IBM’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 23, 2016.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 13, 2016

	By:	/s/ Stanley J. Sutula III
Stanley J. Sutula III
Vice President and Controller
(Chief Accounting Officer)